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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Exide Electronics Group, Inc. of our report dated March 15, 1996 relating to the combined/consolidated financial statements of Deltec Power Systems, Inc. which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP
Milwaukee, Wisconsin

May 7, 1996